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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                FIRSTENERGY CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY 11717


                                FIRSTENERGY CORP.


Dear Shareholder:

                             YOUR VOTE IS IMPORTANT!

The Annual Meeting of FirstEnergy Corp. shareholders is only a few days away, and our records show that we have not yet received your vote.

Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support.

FIRSTENERGY CORP.


      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8262, FirstEnergy.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                     Name:              [NA.1]
                     Broker:            [Broker]
                     Control Number:    [ControlNum]
                     Number of Shares:  [NumShares]

5. Give the operator your voting preferences, using the proxy text below.


                               FIRSTENERGY PROXY

This proxy card is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio, on Tuesday, May 15, 2001, at 10 a.m., Eastern Time.

The undersigned appoints Nancy C. Ashcom and Edward J. Udovich as Proxies with the power to appoint their substitute; authorizes them to represent and to vote, as directed below, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 15, 2001, or at any adjournment; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

When properly executed, your proxy card will be voted in the manner you direct; and, if you do not specify your choices, your proxy card will be voted FOR Items 1, 2, and 3, and AGAINST Items 4, 5, and 6.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, AND 3.

1. Election of 3 Directors for 3-Year Term

   Nominees: 01 - R.B. Heisler, Jr., 02 - R.L. Loughhead,
             03 - R.C. Savage

             (  ) FOR           (  ) WITHHOLD

   NOTE: FOR, except withhold vote from the above nominees, please give nominee(s) name to the operator.

2. Ratification of Auditor

   (  ) FOR             (  ) AGAINST            (  ) ABSTAIN

3. Approval of Incentive Compensation Plan Amendments

   (  ) FOR             (  ) AGAINST            (  ) ABSTAIN

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS 4, 5, AND 6.

4. Shareholder Proposal

   (  ) FOR             (  ) AGAINST            (  ) ABSTAIN

5. Shareholder Proposal

   (  ) FOR             (  ) AGAINST            (  ) ABSTAIN

6. Shareholder Proposal

   (  ) FOR             (  ) AGAINST            (  ) ABSTAIN

Please give name(s) to the operator as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.